SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K*



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported) DECEMBER 30, 1998


                            MISSION WEST PROPERTIES, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                      MARYLAND
                (State or Other Jurisdiction of Incorporation)


                                001-08383 95-2635431
            (Commission File Number) (I.R.S. Employer Identification No.)


                  10050 BANDLEY DRIVE, CUPERTINO, CALIFORNIA 95014
                    (Address of Principal Executive Offices)


                                 (408) 725-0700
              (Registrant's Telephone Number, Including Area Code)


                             MISSION WEST PROPERTIES
          (Former Name or Former Address, if Changed Since Last Report)






* REPORT PURSUANT TO RULE 12G-3(A)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

      This report is filed pursuant to Rule 12g-3(a) of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act").

      On December 30, 1998, Mission West Properties, Inc., a Maryland corporation, (the "Company") became the successor by merger to all of the assets and liabilities of Mission West Properties, a California corporation. Prior to the merger, the Company was a wholly owned subsidiary of Mission West Properties. The Company is a successor issuer pursuant to Rule 12g-3(a).


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MISSION WEST PROPERTIES, INC.



Dated:  December 30, 1998           By: /s/ Carl E. Berg
                                       ----------------------------
                                       Carl E. Berg
                                       Chairman of the Board, Chief Executive
                                       Officer and President